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                                                                      EXHIBIT 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 28, 1999, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement File Numbers; 333-75993 and 333-69145.





\s\ ARTHUR ANDERSEN LLP




Denver, Colorado
June 28, 1999